UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2012

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 7, 2012, Cleco Power LLC (“Cleco Power”), a wholly owned subsidiary of Cleco Corporation (the “Company”), issued its 2012 Long-Term RFP seeking to replace or supplement certain of its existing power supply resources. The 2012 Long-Term RFP is issued in conjunction with Cleco Power's 2012 Integrated Resources Plan, which is a continuous evaluation process that provides guidance on Cleco Power's future generation needs.
Cleco Power recently completed its 2011 RFP. The proposal selected as the winning resource in the 2011 RFP was a 730-MW three-year power purchase agreement with Cleco Power's affiliate, Cleco Evangeline LLC (“Cleco Evangeline”), a wholly owned subsidiary of Cleco Midstream Resources LLC, having a delivery term beginning May 1, 2012 and ending April 30, 2015, for capacity and energy provided by Cleco Evangeline's Coughlin Power Station generating facility (the “Evangeline PPA”). One of Cleco Evangeline's responses to the 2011 RFP included a proposal for a power purchase agreement containing an option under which Cleco Power could acquire the Coughlin Power Station from Cleco Evangeline (the “Coughlin Acquisition Offer”). The proposal that Cleco Power selected, and that ultimately resulted in the Evangeline PPA, did not include the Coughlin Acquisition Offer.
While the Coughlin Acquisition Offer was not accepted as part of the 2011 RFP, Cleco Evangeline separately agreed to make the terms available to Cleco Power. Cleco Power has provisionally accepted the Coughlin Acquisition Offer. The acquisition offer is subject to market-based testing in this 2012 Long-Term RFP, pursuant to the market-based mechanism established under the Louisiana Public Service Commission's (the “LPSC”) Market Based Mechanism Order and incorporated into the 2012 Long-Term RFP. In particular, Cleco Power's provisional acceptance of the Coughlin Acquisition Offer is expressly conditioned upon, and subject to, the following: (i) the Coughlin Acquisition Offer must prove to be the lowest reasonable cost and most reasonably reliable resource, as determined by the 2012 Long-Term RFP process, and, in consultation with the independent monitor and the LPSC Staff, and is selected as a winning resource in the 2012 Long-Term RFP; and (ii) any proposed acquisition transaction arising out of the Coughlin Acquisition Offer, if it first satisfies the foregoing condition, must receive all requisite regulatory approvals, including prior authorizations from the LPSC and the Federal Energy Regulatory Commission.
The RFP will be independently monitored by Ms. Elizabeth Benson, of Energy Associates, on behalf of the LPSC. Additional information of Cleco Power's 2012 Long-Term RFP can be found on the Company's website at www.cleco.com/site.php?pageID=583.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date:May 7, 2012	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date:May 7, 2012	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer